Exhibit 99.1

RetailMeNot Announces Fourth Quarter and Fiscal Year 2013 Financial Results

•	Fourth Quarter Net Revenues Increased 55% Over the Prior Year Period

•	Fourth Quarter Net Income Rose 79% Over the Prior Year Period

•	Fourth Quarter Adjusted EBITDA Grew 43% Over the Prior Year Period

AUSTIN, Texas, February 6, 2014 — RetailMeNot, Inc. (NASDAQ:SALE), which operates the world’s largest digital coupon marketplace, reported its financial results for the fourth quarter and fiscal year ended December 31, 2013.

Fourth Quarter Key Metrics and Financial Results Highlights

(All comparisons are made to the fourth quarter of 2012)

•	Net revenues for the fourth quarter were $78.5 million, an increase of 55% compared to $50.8 million.

•	Organic net revenues increased 50%. Organic net revenues exclude net revenues from acquired businesses not owned during both comparative periods.

•	Mobile net revenues totaled $11.7 million, up 179% compared to $4.2 million.

•	Net revenues from international markets totaled $16.3 million, up 85% compared to $8.8 million.

•	Net income for the fourth quarter was $13.8 million, up 79% compared to net income of $7.7 million.

•	Adjusted EBITDA for the fourth quarter was $31.0 million, up 43%, representing 39% of net revenues, compared to $21.7 million, or 43% of net revenues.

•	Visits to our websites grew 24% to 184.1 million, compared to 148.4 million.

•	Net revenues per visit grew 25% to $0.426, compared to $0.342.

Full Year 2013 Key Metrics and Financial Results Highlights

(All comparisons are made to the full year of 2012)

•	Net revenues for the full year were $209.8 million, an increase of 45% compared to $144.7 million.

•	Organic net revenues increased 41%.

•	Mobile net revenues totaled $26.6 million, up 213% compared to $8.5 million.

•	Net revenues from international markets totaled $43.3 million, up 75% compared to $24.7 million.

•	Net income for the full year was $31.5 million, up 21% compared to net income of $26.0 million.

•	Adjusted EBITDA for the full year was $81.3 million, up 15%, representing 39% of net revenues, compared to $70.4 million, or 49% of net revenues.

•	Visits to our websites grew 21% to 560.4 million, compared to 464.2 million.

•	Net revenues per visit grew 20% to $0.374, compared to $0.312.

“Our strong performance in 2013 was enabled by the investments we have made in people, technology and marketing to position the company for long-term growth. In the fourth quarter in particular, we saw these investments pay off in our strong performance as a solid e-commerce environment and a shorter holiday shopping season saw heavy retailer promotional activity,” said Cotter Cunningham, founder, president and CEO, RetailMeNot, Inc. “Looking into 2014, we remain committed to making investments that will focus on delivering the highest value content for consumers, strengthening our community and enhancing our web and mobile offerings to position the company for long-term growth.”

Fourth Quarter Business Highlights and Key Strategic Announcements

•	On December 11, 2013, RetailMeNot completed a follow-on offering at a price to the public $26 per share of 7,207,207 shares of its Series 1 common stock, including the under-writers’ exercise of their option to purchase additional shares.

•	As of December 31, 2013, more than 13.7 million apps had been downloaded globally between RetailMeNot.com, VoucherCodes.co.uk, Poulpeo.com, and Bons-de-Reduction.com, up from 4.5 million as of December 31, 2012. During the fourth quarter, mobile app sessions totaled 116.5 million, versus 16.7 million during the fourth quarter of 2012.

•	As of December 31, 2013, RetailMeNot had 17.1 million global subscribers to a newsletter or store alert, up 106% year over year.

•	RetailMeNot expanded geo-targeting capabilities to cover a combination of over 6,000 malls and shopping centers.

Quarterly Conference Call

RetailMeNot will host a webcast to discuss its fourth quarter 2013 financial results and business outlook today at 8:30 a.m. Eastern Time (7:30 a.m. Central Time). A live webcast of the conference call can be accessed within the investor relations section of the RetailMeNot website at http://investor.retailmenot.com. This webcast will contain forward-looking statements and other material information regarding the company’s financial and operating results. Additionally, in advance of the conference call RetailMeNot will post fourth quarter 2013 Management Commentary that can be accessed at http://investor.retailmenot.com.

Following completion of the call, a recorded replay of the webcast will be available on the website at http://investor.retailmenot.com. For those without access to the Internet, a replay of the call will be available beginning at 7:30 p.m. Central Time on February 6, 2014 through February 13, 2013 at 11:59 p.m. Central Time. To listen to the telephone replay, call (855) 859-2056 within the US or (404) 537-3406 internationally, access code 32119876.

About RetailMeNot, Inc.

RetailMeNot, Inc. (www.retailmenot.com/corp/) operates the world’s largest digital coupon marketplace. The company enables consumers across the globe seeking to save money to find hundreds of thousands of digital coupons from retailers and brands. RetailMeNot, Inc. experienced more than 500 million visits to its websites in the last twelve months. The RetailMeNot, Inc. portfolio includes www.RetailMeNot.com, the largest digital coupon marketplace in the United States; www.RetailMeNot.ca in Canada; www.VoucherCodes.co.uk, the largest digital coupon marketplace in the United Kingdom; www.Deals.com in Germany; www.Actiepagina.nl, a leading digital coupon site in the Netherlands; Bons-de-Reduction.com and www.Ma-Reduc.com, leading digital coupon sites in France; www.Poulpeo.com, a leading digital coupon site with cash back in France; and www.Deals2Buy.com, a leading discount offer site in North America. RetailMeNot, Inc. went public in July 2013 and is listed on the NASDAQ stock exchange under the ticker symbol “SALE.” Investors interested in learning more about the company can visit: http://investor.retailmenot.com/.

Operating Metrics

Visits. RetailMeNot defines a visit as a group of interactions that take place on one of RetailMeNot’s websites within a given time frame as measured by Google Analytics, a product that provides digital marketing intelligence. A single visit can contain multiple page views, events, social interactions, custom variables and e-commerce transactions. A single visitor can open multiple visits. Visits can occur on the same day, or over several days, weeks or months. As soon as one visit ends, there is then an opportunity to start a new visit. A visit ends either through the passage of time or a campaign change, with a campaign generally meaning arrival via search engine, referring site or campaign-tagged information. A visit ends through passage of time either after thirty minutes of inactivity or at midnight Pacific Time. A visit ends through a campaign change if a visitor arrives via one campaign or source, leaves the site, and then returns via another campaign or source. Visits for the period do not include interactions through our mobile applications.

Net Revenues Per Visit. Net revenues per visit is defined as net revenues for the period divided by visits for the period.

Non-GAAP Financial Measures

To provide investors with additional information regarding RetailMeNot’s financial results, RetailMeNot has disclosed in the table below and elsewhere herein adjusted EBITDA, a non-GAAP financial measure. RetailMeNot has provided a reconciliation below of adjusted EBITDA to net income, the most directly comparable GAAP financial measure. RetailMeNot defines adjusted EBITDA as net income plus depreciation, amortization of intangible assets, stock-based compensation expense, third-party acquisition-related costs, other non-cash operating expenses (including asset impairment charges and compensation-related charges associated with seller notes issued in connection with acquisitions), net interest expense, other non-operating income or expense (including changes in fair value of warrant liabilities and contingent consideration) and income taxes, net of any foreign exchange income or expense.

RetailMeNot discloses adjusted EBITDA because it is a key measure used by RetailMeNot and its board of directors to understand and evaluate RetailMeNot’s financial and operating performance, establish budgets and operational goals and as an element in determining executive compensation. RetailMeNot believes it also facilitates period-to-period comparisons of operations that could otherwise be masked by the effect of the expenses that RetailMeNot excludes in this non-GAAP financial measure and facilitates comparisons with other peer companies, many of which use similar non-GAAP financial measures to supplement their GAAP results. However, adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of RetailMeNot’s results as reported under GAAP. Because of these limitations, you should consider adjusted EBITDA alongside other financial performance measures, including various cash flow metrics, net income and RetailMeNot’s other GAAP results.

Forward-looking Statements

This release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included herein regarding RetailMeNot’s strategy, future operations, future financial position, future net revenues, projected costs, prospects, plans and objectives of management are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “will,” “would,” “target” and similar expressions (or the negative of these terms) are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, among other things, statements about management’s estimates regarding future net revenues and financial performance, visits and other statements about management’s beliefs, intentions or goals. RetailMeNot may not actually achieve the expectations disclosed in the forward-looking statements, and you should not place undue reliance on RetailMeNot’s forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause actual results or events to differ materially from the expectations disclosed in the forward-looking statements, including, but not limited to, risks related to RetailMeNot’s ability to manage its growth, including accurately planning and forecasting its financial results; RetailMeNot’s ability to attract visitors to its websites from search engines; RetailMeNot’s ability to attract and retain paid retailers and maintain its relationships with performance marketing networks; RetailMeNot’s ability to obtain and maintain digital coupon content and maintain the positive perception of its brand; RetailMeNot’s need to monetize digital coupons available through its mobile solutions; the competitive environment for RetailMeNot’s business; changes in consumer sentiment regarding RetailMeNot’s use of cookies; RetailMeNot’s need to manage regulatory, tax and litigation risks; RetailMeNot’s ability to protect consumer data and its intellectual property; RetailMeNot’s ability to manage international business uncertainties; the impact and integration of recent and future acquisitions; and other risks and potential factors that could affect RetailMeNot’s business and financial results identified in RetailMeNot’s filings with the Securities and Exchange Commission (the “SEC”), including its prospectus filed with the SEC pursuant to Rule 424(b)(4) on December 12, 2013. Additional information will also be set forth in RetailMeNot’s future quarterly reports on Form 10-Q, annual reports on Form 10-K and other filings that RetailMeNot makes with the SEC. RetailMeNot does not intend or undertake any duty to release publicly any updates or revisions to any forward-looking statements contained herein.

Media Contact

Brian Hoyt

RetailMeNot, Inc.

bhoyt@rmn.com

(512) 777-2957

Investor Contact

Michael Magaro

RetailMeNot, Inc.

ir@rmn.com

(512) 777-2899

— RMNSALE-F —

RetailMeNot, Inc.

Condensed Consolidated Statements of Operations

(Unaudited, in thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2013	2012	2013	2012
Net revenues	$78,524	$50,790	$209,836	$144,685
Costs and expenses:
Cost of net revenues (1)	4,314	2,638	13,049	9,113
Product development (1)	9,463	5,155	30,566	14,481
Sales and marketing (1)	29,329	18,129	70,303	40,672
General and administrative (1)	8,664	4,981	28,583	15,758
Amortization of purchased intangible assets	3,408	2,914	12,081	13,158
Other operating expenses	1,226	3,395	2,525	6,006

Total costs and expenses	56,404	37,212	157,107	99,188

Income from operations	22,120	13,578	52,729	45,497
Other income (expense):
Interest expense, net	(570)	(702)	(2,980)	(3,221)
Other income (expense), net	221	28	672	77

Income before income taxes	21,771	12,904	50,421	42,353
Provision for income taxes	(7,932)	(5,159)	(18,891)	(16,360)

Net income	13,839	7,745	31,530	25,993

Preferred stock dividends on participating preferred stock	—	(6,189)	(19,928)	(24,577)

Total undistributed earnings (loss)	13,839	1,556	11,602	1,416
Undistributed earnings allocated to participating preferred stock	—	(1,525)	(5,998)	(1,390)

Net income (loss) attributable to common stockholders	13,839	31	5,604	26

Net income (loss) per share attributable to common stockholders:
Basic	$0.27	$0.03	$0.24	$0.03

Diluted	$0.26	$0.03	$0.23	$0.03

Weighted average number of shares used in computing net income (loss) per share:
Basic	50,879	899	23,074	841

Diluted	53,368	2,928	25,742	2,277

RetailMeNot, Inc.

Condensed Consolidated Statements of Operations (continued)

(Unaudited, in thousands)

	Three Months Ended December, 31		Year Ended December 31,
	2013	2012	2013	2012
(1) Includes stock-based compensation as follows:
Cost of net revenues	$255	$75	$704	$156
Product development	778	431	2,419	1,144
Sales and marketing	830	402	2,398	994
General and administrative	1,576	581	4,986	1,754

Total	$3,439	$1,489	$10,507	$4,048

RetailMeNot, Inc.

Calculation of Weighted-Average Basic and Diluted Shares Assuming Conversion of Redeemable Convertible Preferred Stock

(Unaudited, in thousands)

	Three Months Ended December, 31		Year Ended December 31,
	2013	2012	2013	2012
Basic:
GAAP basic weighted-average common shares	50,879	899	23,074	841
Add: Weighted-average shares from assumed conversion of redeemable convertible preferred stock	—	44,181	24,692	44,115

Basic weighted-average common shares (as converted basis)	50,879	45,080	47,766	44,956

Diluted:
Basic weighted-average common shares (as converted basis)	50,879	45,080	47,766	44,956
Add: Dilutive effect of stock options	2,489	1,571	2,568	979
Add: Dilutive effect of common stock warrants	—	458	100	458

Diluted weighted-average common shares (as converted basis)	53,368	47,109	50,434	46,393

RetailMeNot, Inc.

Reconciliation of Adjusted EBITDA

(Unaudited, in thousands)

	Three Months Ended December, 31		Year Ended December 31,
	2013	2012	2013	2012
Net income	$13,839	$7,745	$31,530	$25,993
Depreciation and amortization	4,036	3,254	14,112	14,192
Stock-based compensation expense	3,439	1,489	10,507	4,048
Third party acquisition-related costs	142	—	1,447	630
Other operating expenses	1,226	3,395	2,525	6,006
Interest expense, net	570	702	2,980	3,221
Other income (expense), net	(221)	(28)	(672)	(77)
Provision for income taxes	7,932	5,159	18,891	16,360

Adjusted EBITDA	$30,963	$21,716	$81,320	$70,373

RetailMeNot, Inc.

Condensed Consolidated Balance Sheets

(Unaudited, in thousands)

	Dec-13	Dec-12
Assets
Current assets:
Cash and cash equivalents	$165,881	$97,142
Accounts receivable, net	59,286	32,315
Prepaids and other current assets, net	10,661	1,939

Total current assets	235,828	131,396
Property and equipment, net	10,317	4,921
Intangible assets, net	80,813	77,985
Goodwill	179,659	152,755
Other assets, net	5,465	3,863

Total assets	$512,082	$370,920

Liabilities, Redeemable Convertible Preferred Stock and Stockholders’ Equity (Deficit)
Current liabilities:
Accounts payable	$6,217	$4,640
Accrued compensation and benefits	9,875	5,906
Accrued expenses and other current liabilities	5,586	4,794
Income taxes payable	4,835	1,254
Current maturities of long term debt	15,063	16,650

Total current liabilities	41,576	33,244
Deferred tax liability—noncurrent	10,322	6,631
Long term debt	26,250	22,275
Other noncurrent liabilities	2,625	1,116

Total liabilities	80,773	63,266
Series B redeemable convertible preferred stock	—	349,027
Stockholders’ equity (deficit):
Common stock	53	1
Additional paid-In capital	467,461	8,579
Accumulated other comprehensive loss	1,538	(543)
Accumulated deficit	(37,743)	(49,410)

Total stockholders’ equity (deficit)	431,309	(41,373)

Liabilities, Redeemable Convertible Preferred Stock and Stockholders’ Equity (Deficit)	$512,082	$370,920

RetailMeNot, Inc.

Condensed Consolidated Statements of Cash Flows

(Unaudited, in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2013	2012	2013	2012
Cash flows from operating activities:
Net income	$13,839	$7,745	$31,530	$25,993
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation and amortization expense	4,036	3,254	14,112	14,192
Stock based compensation expense	3,439	1,489	10,507	4,048
Excess income tax benefit from employee stock-based awards	(2,028)	—	(2,028)	—
Deferred income tax benefit (expense)	25	(116)	(2,828)	(1,796)
Non-cash interest expense	96	136	996	816
Impairment of assets	—	2,962	—	4,924
Amortization of deferred compensation	1,226	432	2,527	1,082
Other non-cash expense and fair value change in liabilities, net	155	(45)	91	(104)
Provision for doubtful accounts receivable	38	574	180	604
Changes in operating assets and liabilities:
Accounts receivable, net	(28,070)	(13,021)	(25,747)	(9,285)
Prepaid expenses and other current assets, net	(4,150)	(322)	(5,873)	(983)
Accounts payable	2,556	2,657	1,209	2,975
Accrued expenses and other current liabilities	7,984	2,274	9,966	(251)
Other noncurrent assets and liabilities	(2,582)	(32)	(3,112)	38

Net cash provided by (used in) operating activities	(3,436)	7,987	31,530	42,253
Cash flows from investing activities:
Payments for acquisition of businesses, net of acquired cash	(12,213)	—	(28,613)	(10,290)
Purchase of other assets	(945)	—	(1,796)	—
Purchase of property and equipment	(2,327)	(1,011)	(6,487)	(3,089)

Net cash used in investing activities	(15,485)	(1,011)	(36,896)	(13,379)
Cash flows from financing activities:
Proceeds from notes payable, net of issuance costs	—	—	8,094	—
Payments on notes payable	(1,750)	(2,225)	(13,950)	(20,333)
Payments of preferred stock dividends	—	—	(58,682)	—
Proceeds from public offerings, net of offering costs	49,107	—	134,472	—
Excess income tax benefit from employee stock-based awards	741	—	2,028	—
Obligation under capital lease	(3)	—	(11)	—
Proceeds from exercise of options and warrants to purchase common stock	101	25	1,753	251

Net cash provided by (used in) financing activities	48,196	(2,200)	73,704	(20,082)
Effect of exchange rate changes on cash	198	38	401	116

Change in cash and cash equivalents	29,473	4,814	68,739	8,908
Cash and cash equivalents, beginning of period	136,408	92,328	97,142	88,234

Cash and cash equivalents, end of period	$165,881	$97,142	$165,881	$97,142